UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 21, 2022

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive offices)

96813
(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 21, 2022, Central Pacific Financial Corp. (the “Company”) held its Annual Meeting of Shareholders at which the shareholders voted upon and approved (i) the election of eleven (11) nominees as directors; (ii) an advisory (non-binding) shareholder resolution to approve the compensation of the Company’s named executive officers (“Say-On-Pay”); and (iii) ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The final number of votes cast for or against (withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

		For	Against/ Withheld	Abstained	Broker Non-Vote

1.	Nominees as Directors:
	Christine H. H. Camp	21,373,603	1,926,372	—	1,691,511
	Earl E. Fry	22,493,472	806,503	—	1,691,511
	Jonathan B. Kindred	22,892,355	407,620	—	1,691,511
	Paul J. Kosasa	21,683,834	1,616,141	—	1,691,511
	Duane K. Kurisu	22,338,145	961,830	—	1,691,511
	Christopher T. Lutes	22,556,589	743,386	—	1,691,511
	Colbert M. Matsumoto	22,610,702	689,273	—	1,691,511
	A. Catherine Ngo	22,370,706	929,269	—	1,691,511
	Saedene K. Ota	21,728,223	1,571,752	—	1,691,511
	Crystal K. Rose	21,184,361	2,115,614	—	1,691,511
	Paul K. Yonamine	22,379,331	920,644	—	1,691,511

2.	Non-binding advisory vote to approve compensation of the Company’s named executive officers (“Say-On-Pay”).	20,169,379	3,096,296	34,300	1,691,511
3.	Ratification of appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	24,689,407	3,823	298,256	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date:	April 25, 2022	/s/ Glenn K.C. Ching
Glenn K.C. Ching
Executive Vice President, Chief Legal Officer and
Corporate Secretary